J.P. Morgan Exchange-Traded Fund Trust
Rule 10f-3 Transactions
For the period from March 1, 2017 to August 31, 2017
The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3
Procedures of the Funds:

Trade Date	3/8/2017
Issuer		Wellcare Health Plans, Inc. (WCG
5.25% April 1, 2025)
CUSIP/ Sedol	94946TAC0
Shares/PAR	75000
Offering Price	100
Spread		1.25%
Cost		$75,000
Dealer Executing Trade	Suntrust Bank
% of Offering*	0.46%
Syndicate	BAML,GS,JPM,MUFG,SUN,USB,WFC
Fund Name JPMorgan Disciplined High Yield ETF


Trade Date		5/1/2017
Issuer		USG Corp (USG 4.875% June 1, 2027
144A)
CUSIP/ Sedol		903293BE7
Shares/PAR		16000
Offering Price		100
Spread			1.25%
Cost				16000
Dealer Executing Trade		Wells Fargo Advisors
LLC
% of Offering*		2.5552%
Syndicate		BAML,CITI,GS,JPM,USB,WFC
Fund Name	JPM Disciplined High Yield ETF


Trade Date	5/2/2017
Issuer		Constellation Brands Inc (STZ
4.50% May 9, 2047)
CUSIP/ Sedol		21036PAT5
Shares/PAR		5000
Offering Price		99.559
Spread			0.875%
Cost			4977.95
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		1.26%
Syndicate
	BAML,BBVA,BNPP,GS,JPM,MUFG,PNCFIN,RABO,SMFGRP,
SUN,WFC
Fund Name		JPM Global Bond Opportunities ETF


Trade Date	5/11/2017
Issuer		NiSource Finance Corp (NI 4.375%
May 15, 2047)
CUSIP/ Sedol		65473QBF9
Shares/PAR		30000
Offering Price		99.918
Spread			0.875%
Cost			29975.4
Dealer Executing Trade 	Barclays Capital Inc.
% of Offering*		0.61%
Syndicate
	BARCS,CITI,CS,JPM,KEYBCM,MUFG,SCOTIA,USB,WFC
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		5/31/2017
Issuer			Williams Partners LP (WPZ
3.75% June 15, 2027)
CUSIP/ Sedol		96949LAD7
Shares/PAR		150000
Offering Price		99.949
Spread			0.65%
Cost			149923.5
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		0.24%
Syndicate		CREDIT AG, DB, DNB, ML, RBC,
UBS, BARC, CIITI, JPM, MUFG SEC,
SCOTIA CAP, TD SEC, TUOHY, WELLS
Fund Name	JPM Global Bond Opportunities ETF


Trade Date		5/23/2017
Issuer			Nordea Bank AB (NDASS FRN
May 29, 2020 144A)
CUSIP/ Sedol		65557CAW3
Shares/PAR		200000
Offering Price		100
Spread			0.875%
Cost			200000
Dealer Executing Trade	Goldman Sachs and Company
New York
% of Offering*		12.13%
Syndicate		BARCS,CITI,GS,JPM
Fund Name  JPM Ultra-Short Income ETF


Trade Date	5/19/2017
Issuer		Qualcomm Inc (QCOM FRN May 20,
2020)
CUSIP/ Sedol	747525AQ6
Shares/PAR	500000
Offering Price	100
Spread		0.15%
Cost		500000
Dealer Executing Trade	Goldman Sachs and Company
New York
% of Offering*		2.47%
Syndicate
	ACADSE,BAML,BARCS,BNPP,CITI,DB,GS,JPM,LEBENT,L
LOYDS,LOOPCM,MIZUHO,MUFG,SMFGRP,USB,WFC
Fund Name JPM Ultra-Short Income ETF


Trade Date		5/24/2017
Issuer			Santander Drive Auto
Receivables Trust 2017-2 A2 (SDART 2017-2 A2 1.60%
March 15, 2020)
CUSIP/ Sedol		80285LAB7
Shares/PAR		125000
Offering Price		99.99288
Spread			0.17%
Cost			124991.1
Dealer Executing Trade	Societe Generale
% of Offering*		14.6%
Syndicate		JPM, SANTANDER, SOCGEN, DB, CITI,
RBC
Fund Name	JPM Ultra-Short Income ETF


Trade Date		5/23/2017
Issuer			Tyson Foods Inc (TSN FRN May
30, 2019)
CUSIP/ Sedol		902494BA0
Shares/PAR		250000
Offering Price		100
Spread			0.3%
Cost			250000
Dealer Executing Trade	Morgan Stanley and Company
LLC
% of Offering*		14.45%
Syndicate		RBC Capital Markets, JPMorgan,
Morgan Stanley, Barclays, BofA Merrill Lynch
Fund Name		JPM Ultra-Short Income ETF


Trade Date		6/8/2017
Issuer			HCA Inc (HCA 5.50% June 15,
2047)
CUSIP/ Sedol		404119BV0
Shares/PAR		45000
Offering Price		100
Spread			1%
Cost			45000
Dealer Executing Trade	Citigroup Global Markets Inc
% of Offering*		2.76%
Syndicate		RBC Capital Markets, JPMorgan,
UBS, Fith Third Securities, Citigroup, Morgan
Stanley, Goldman Sachs &  Co. BofA Merrill Lynch
Barclays, Regions Securities, Wells Fargo
Securities, Deutsche Bank Securities, SMBC Nikko,
MUFG, Sun Trust Robinson Humphrey, Mizuho Securities
Fund Name JPM Disciplined High Yield ETF


Trade Date		6/12/2017
Issuer			KFC Holding Co., Pizza Hut
Holdings, LLC, Taco Bell of America, LLC (YUM 4.75%
June 1, 2027 144A)
CUSIP/ Sedol		48250NAC9
Shares/PAR		30000
Offering Price		100
Spread			1%
Cost			30000
Dealer Executing Trade	Goldman Sachs and Company
New York
% of Offering*		3.69%
Syndicate		JPMorgan, Fith Third Securities,
Citigroup, Morgan Stanley, The Williams Capital
Group
Fund Name	JPM Disciplined High Yield ETF


Trade Date	6/19/2017
Issuer		FirstEnergy Corp Series B (FE
3.90% July 15, 2027)
CUSIP/ Sedol	337932AH0
Shares/PAR		115000
Offering Price		99.667
Spread			0.65%
Cost			114617.05
Dealer Executing Trade	Morgan Stanley and Company
LLC
% of Offering*		1.5%
Syndicate		JPMorgan, Wells Fargo Securities,
SMBC Nikko, BB&T Capital Markets, Sun Trust Robinson
Humphrey, BofA Merrill Lynch
Fund Name  JPM Global Bond Opportunities ETF


Trade Date		6/12/2017
Issuer			Masco Corporation (MAS 3.50%
November 15, 2027)
CUSIP/ Sedol		574599BN5
Shares/PAR		30000
Offering Price		99.907
Spread			0.65%
Cost			29972.1
Dealer Executing Trade	RBC Capital Markets LLC
% of Offering*		2.64%
Syndicate		RBC Capital Markets, JPMorgan,
Deutshe Bank Securities, Citigroup, Sum Trust
Robinson Humphrey
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		6/21/2017
Issuer			Owens Corning (OC 4.30% July
15, 2047)
CUSIP/ Sedol		690742AG6
Shares/PAR		85000
Offering Price		99.064
Spread			0.875%
Cost			84204.4
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		5.34%
Syndicate		JPMorgan, Wells Fargo Securities,
Citigroup, BofA Merrill Lynch
Fund Name	JPM Global Bond Opportunities ETF


Trade Date		6/27/2017
Issuer			AIG Global Funding (AIG FRN
July 2, 2020 144A)
CUSIP/ Sedol		00138CAE8
Shares/PAR		250000
Offering Price		100
Spread			0.25%
Cost			250000
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		12.32%
Syndicate		JPMorgan, Deutsche Bank, BofA
Merrill Lynch
Fund Name	JPM Ultra-Short Income ETF


Trade Date	6/23/2017
Issuer		Metropolitan Life Global Funding I
(MET FRN June 12, 2020 144A)
CUSIP/ Sedol	59217GCF4
Shares/PAR	250000
Offering Price	100
Spread		0.25%
Cost		250000
Dealer Executing Trade	Goldman Sachs and Company
New York
% of Offering*		7.72%
Syndicate		JPM,NUMIS
Fund Name JPM Ultra-Short Income ETF


Trade Date	7/11/2017
Issuer		Petroleos Mexicanos (PEMEX 6.50%
March 13, 2027 144A)
CUSIP/ Sedol	71656LBS9
Shares/PAR	60000
Offering Price	105.487
Spread		0.17%
Cost		63292.2
Dealer Executing Trade	HSBC Securities (USA) Inc
% of Offering*		0.8664%
Syndicate		JPMorgan, HSBC, Santander, BBVA
Fund Name	JPM Global Bond Opportunities ETF


Trade Date		7/11/2017
Issuer			Petroleos Mexicanos (PEMEX
6.75% September 21, 2047 144A)
CUSIP/ Sedol		71656LBT7
Shares/PAR		80000
Offering Price		98.094
Spread			0.19%
Cost			78475.2
Dealer Executing Trade	HSBC Securities (USA) Inc
% of Offering*		0.6732%
Syndicate		JPMorgan, HSBC, Santander, BBVA
Fund Name	JPM Global Bond Opportunities ETF


Trade Date		7/18/2017
Issuer			YPF Sociedad Anonima (YPFDAR
6.95% July 21, 2027 144A)
CUSIP/ Sedol		984245AQ3
Shares/PAR		120000
Offering Price		100
Spread			0.5%
Cost			120000
Dealer Executing Trade	Credit Suisse Securities
(USA) LLC
% of Offering*		0.552%
Syndicate		JPMorgan, Credit Suisse
Fund Name	JPM Global Bond Opportunities ETF


Trade Date	7/17/2017
Issuer		AerCap Ireland Capital DAC and
AerCap Global Aviation Trust (AER 3.65% July 21,
2027)
CUSIP/ Sedol	00774MAB1
Shares/PAR	155000
Offering Price	99.494
Spread		0.65%
Cost		154215.7
Dealer Executing Trade	Morgan Stanley and Company
% of Offering*		2.7974%
Syndicate		Credit Agricole CIB, JPMorgan,
Deutsche Bank Securitis, Morgan Stanley, Credit
Suisse
Fund Name	JPM Global Bond Opportunities ETF


Trade Date	7/27/2017
Issuer		AT&T Inc (T 3.90% August 14, 2027)
CUSIP/ Sedol		00206REM0
Shares/PAR		95000
Offering Price		99.827
Spread			0.4%
Cost			94835.65
Dealer Executing Trade	Goldman Sachs and Company
New York
% of Offering*		3.2712%
Syndicate		Mitsubishi UFJ Securities,
JPMorgan, Goldman Sachs & Co., Bof A Merrill Lynch,
Mizuho Securities
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		7/27/2017
Issuer			AT&T Inc (T 5.15% February
14, 2050)
CUSIP/ Sedol		00206REP3
Shares/PAR		45000
Offering Price		99.779
Spread			0.75%
Cost			44900.55
Dealer Executing Trade	Goldman Sachs and Company
New York
% of Offering*		0.5654%
Syndicate		Mitsubishi UFJ Securities,
JPMorgan, Goldman Sachs & Co., Bof A Merrill Lynch,
Mizuho Securities
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		7/31/2017
Issuer			International Paper Company
(IP 4.35% August 15, 2048)
CUSIP/ Sedol		460146CS0
Shares/PAR		55000
Offering Price		99.898
Spread			0.875%
Cost			54943.9
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		0.163%
Syndicate		Credit Argicole CIB, JPMorgan, BNP
Paribas, Deutsche Bank Securities, Citigroup, SMBC,
BBVA, DNB Markets, BofA Merrill Lynch, Mizuho
Securities
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		7/10/2017
Issuer			Intesa Sanpaolo SPA (ISPIM
3.875% July 14, 2027 144A)
CUSIP/ Sedol		46115HBB2
Shares/PAR		275000
Offering Price		99.786
Spread			0.45%
Cost			274411.5
Dealer Executing Trade	Goldman Sachs and Company
New York
% of Offering*		1.748%
Syndicate		Banca IMI, JPMorgan, Wells Fargo
Securities, Citigroup, Morgan Stanley, Goldman Sachs
& Co., BofA Merrill Lynch
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		7/25/2017
Issuer			Drive Auto Receivables Trust
2017-2 A3 (DRIVE 2017-2 A3 1.82% June 15, 2020)
CUSIP/ Sedol		26208FAG6
Shares/PAR		53000
Offering Price		99.99482
Spread			0.2%
Cost			52997.2546
Dealer Executing Trade	Citigroup Global Markets Inc
% of Offering*		12.1810104349623%
Syndicate		Lloys Securities, JPMorgan, San,
BMO Capital Markets, Citigroup. Santander, mufg
Fund Name		JPM Ultra-Short Income ETF


Trade Date		8/15/2017
Issuer			Amazon.com Inc (AMZN 2.80%
August 22, 2024 144A)
CUSIP/ Sedol		023135AX4
Shares/PAR		45000
Offering Price		99.741
Spread			0.35%
Cost			44883.45
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		1.41495%
Syndicate		JPMorgan, HSBC Academy Securities,
R. Seelaus & Co Inc., Goldman Sachs & Co., BofA
Merrill Luch, CL ing & Associates
Fund Name		JPM Global Bond Opportunities ETF


Trade Date	8/15/2017
Issuer		Amazon.com Inc (AMZN 4.05% August
22, 2047 144A)
CUSIP/ Sedol	023135BG0
Shares/PAR		65000
Offering Price		99.261
Spread			0.75%
Cost			64519.65
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		0.381285714285714%
Syndicate		JPMorgan, HSBC Academy Securities,
R. Seelaus & Co Inc., Goldman Sachs & Co., BofA
Merrill Luch, CL ing & Associates
Fund Name	JPM Global Bond Opportunities ETF


Trade Date	8/7/2017
Issuer			Enterprise Products
Operating LLC E  (EPD 5.250% August 16, 2077)
CUSIP/ Sedol		29379VBN2
Shares/PAR		95000
Offering Price		100
Spread			1%
Cost			95000
Dealer Executing Trade	Citigroup Global Markets Inc
% of Offering*		4.278%
Syndicate		Citigroup, Barclays, Mizuho
Securities
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		8/2/2017
Issuer			General Motors Company (GM
5.15% April 1, 2038)
CUSIP/ Sedol		37045VAP5
Shares/PAR		145000
Offering Price		99.937
Spread			0.65%
Cost			144908.65
Dealer Executing Trade	Deutsche Bank Securities
% of Offering*		1.934%
Syndicate		JPMorgan, Deutsche Bank
Securities, Morgan Stanley, Goldman Sachs & Co, BofA
Merrill Lynch
Fund Name		JPM Global Bond Opportunities ETF


Trade Date		8/14/2017
Issuer				DXC Technology Company
(DXC FRN March 1, 2021)
CUSIP/ Sedol	23355LAE6
Shares/PAR	450000
Offering Price	100
Spread		0.45%
Cost		450000
Dealer Executing Trade	BofA Merrill Lynch
% of Offering*		0.618461538461539%
Syndicate		RBC Capital Markets, JPMorgan,
Citigroup, MUFG, Lloyds Securities, BofA Merrill
Lynch, Mizuho Securities
Fund Name	JPM Ultra-Short Income ETF


Trade Date		8/2/2017
Issuer			General Motors Company (GM
FRN August 7, 2020)
CUSIP/ Sedol		37045VAM2
Shares/PAR		400000
Offering Price		100
Spread			0.25%
Cost			400000
Dealer Executing Trade	Deutsche Bank Securities
% of Offering*		4.921%
Syndicate		JPMorgan, Deutsche Bank
Securities, Morgan Stanley, Goldman Sachs & Co, BofA
Merrill Lynch
Fund Name		JPM Ultra-Short Income ETF